UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                               _____________

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported) September 10, 2003

                          UNITED SPECIALTIES, INC.
                 (Formerly known as Urbani Holdings, Inc.)
           (Exact name of registrant as specified in its charter)

     Colorado                    000-22783                      95-3966853
(State of                 (Commission File Number)         (IRS Employer
 Incorporation)                                         Identification No.)


            20-24 40th Avenue, Long Island City, New York, 11101
        (Address of principal executive offices, including zip code)

                               (718) 392-5050
            (Registrant's telephone number, including area code)



Item 4.   Changes in Registrant's Certifying Accountants.


On September 11, 2003, Sherb & Co., LLP ("Sherb"), the independent certified public accountants for United Specialties, Inc. (the "Company"), was dismissed. Except as described in the following sentence, the reports of Sherb on the financial statements of the Company for the fiscal year ending December 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Sherb on the financial statements of the Company for the fiscal year ended December 31, 2002 does, however, contain an expression of substantial doubt regarding the Company's ability to continue as a going concern.

Effective March 15, 2002, the Company acquired Rosario's Epicureo, Ltd. ("Rosario") through a merger of Rosario with and into a newly formed subsidiary of the Company. The Company, then operating under the name of Sattel Global Networks, Inc., changed its name to Urbani Holdings, Inc. ("Urbani") in connection with the acquisition. Subsequent to the closing of the acquisition, the Company retained Allen G. Roth, P.A. ("Roth"), the auditor for Rosario. On July 11, 2002 Roth was dismissed. Roth never audited or issued an opinion on the Company's financial statements. Its opinion on the financial statements on Rosario for its fiscal year ending December 31, 2002, however, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The independent auditor for the Company for its fiscal year ending December 31, 2001 was Malone & Bailey, PLLC ("MB"). During the year ended December 31, 2001 the reports by MB on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, or one that was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years and subsequent period up to the filing date of this report, there were no disagreements with the former accountant(s) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

On September 11, 2003, subsequent to approval of its board of directors, the Company engaged Bierwolf, Nilson & Associates ("BNA") to serve as the Company's independent certified public accountants. During the Company's two most recent fiscal years, and during any subsequent period through the filing date of this report, the Company did not consult with BNA on any accounting or auditing issues.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.


     (c)   Exhibits

     Exhibit 16.1 - Letter, dated September 15, 2003, from Sherb & Co.,
     LLP.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 15, 2003          UNITED SPECIALTIES, INC.


                                   By:  /s/ Rosario Safina
                                        ----------------------------------
                                   Name:  Rosario Safina
                                   Title: Chief Executive Officer